DUNHAM FUNDS

Dunham Appreciation & Income Fund

Class A (DAAIX)

Class C (DCAIX)

Class N (DNAIX)

Supplement dated August 31, 2012

to the Prospectus dated June 15, 2012 (the “Prospectus”)

This Supplement updates and supersedes any contrary information contained in the Prospectus

Reference is made to the Dunham Appreciation & Income Fund (the “Fund”).  Effective immediately, Nick P. Calamos no longer serves as Co-Portfolio Manager for the Fund and all references to Nick P. Calamos on pages 29 and 105 are hereby removed.  Effective August 31, 2012, the Fund’s new Co-Portfolio Manager is Gary D. Black.

The information contained under the heading “Sub-Adviser Portfolio Managers” on page 5 of the Summary Prospectus and page 29 of the Prospectus is deleted in its entirety and replaced with the following:

Sub-Adviser Portfolio Managers:  John P. Calamos, Sr., Chairman, CEO, President and Co-Chief Investment Officer, founded Calamos in 1977. Gary D. Black, Global Co-Chief Investment Officer, joined Calamos in August 2012.   Messrs. Calamos and Black share responsibility for the day-to-day management of the Fund and have served as Co-Portfolio Managers for the Fund since December 2004 and August 2012, respectively.

Reference is made to the sub-section titled “Dunham Appreciation & Income Fund” beginning on page 104 of the Prospectus.  The second paragraph in this sub-section is deleted in its entirety and replaced with the following:

Stock selection for the Dunham Appreciation & Income Fund is made by a team that consists of portfolio managers and analysts. The members of the team who are jointly and primarily responsible for the day-to-day management of the Dunham Appreciation & Income Fund are Co-Portfolio Managers John P. Calamos, Sr. and Gary D. Black.

The following information is added to this sub-section:

Gary D. Black

Global Co-Chief Investment Officer

Mr. Black joined Calamos in August 2012 where he serves as Global Co-Chief Investment Officer. Prior to joining Calamos, Mr. Black was Chief Executive Officer and Chief Investment Officer at Black Capital LLC, which he founded in 2009.  From 2006 until 2009, Mr. Black served as President and Chief Investment Officer at Janus Capital Group, where he led the global investment team.

You should read this Supplement in conjunction with the Prospectus dated June 15, 2012, and Statement of Additional Information dated June 15, 2012, or as subsequently amended, which provide information that you should know about the Dunham Appreciation & Income Fund before investing and should be retained for future reference.  These documents are available upon request and without charge by calling the Dunham Funds at (888) 3DUNHAM (338-6426).

Supplement dated August 31, 2012

DUNHAM FUNDS

Supplement dated August 31, 2012

to the Statement of Additional Information dated June 15, 2012 (the “SAI”)

This Supplement updates and supersedes any contrary information contained in the SAI

Reference is made to the table under the section entitled “PORTFOLIO MANAGERS” beginning on page 54, the section entitled “Compensation” beginning on page 61, and the section entitled “Ownership of Securities” on page 64.  Effective immediately, any information pertaining to Nick P. Calamos is deleted in its entirety.

Effective as of August 31, 2012:

The following is added to the table under the section entitled “Portfolio Managers” beginning on page 54: Portfolio Manager/ Portfolio(s) Managed	Registered Investment Company Accounts	Assets Managed ($ millions)	Pooled Investment Vehicle Accounts	Assets Managed ($ millions)	Other Accounts	Assets Managed ($ millions)	Total Assets Managed ($ millions)
Gary D. Black (1) Calamos® Advisors LLC Dunham Appreciation & Income Fund	22	$25,127	12	$2,106	2,695	$5,217	$32,450

(1)

The Investment Team member above is responsible for three registered investment companies with a performance-based fee with a total value of $697 million.

Reference is made to the section entitled “Compensation”, sub-heading “Calamos” on page 62.   The second paragraph under this sub-heading is deleted in its entirety and replaced with the following:

The portfolio managers are also eligible to receive annual equity awards under a long term incentive compensation program. The target annual equity awards are set at a percentage of base salary, ranging from 225% to 300%.  Prior to entering into employment agreements, John P. Calamos, Sr. received compensation in the form of salary, bonus and distributions due to his unique ownership positions with Calamos, its parent company and his predecessor companies. At that time, compensation for each portfolio manager was benchmarked against industry compensation standards for portfolio managers in comparable executive positions, with advisors managing comparably sized portfolios. Further, bonus and distributions were benchmarked against industry compensation standards, but also were determined by income growth, revenue growth and growth of assets under management.

Reference is made to the section entitled “Ownership of Securities” on page 64.  The following, is provided as of August 31, 2012:

Portfolio Manager	Portfolio Managed	Dollar Range of Equity Securities Beneficially Owned
Gary D. Black	Dunham Appreciation & Income Fund	None

You should read this Supplement in conjunction with the Prospectus dated June 15, 2012 and Statement of Additional Information dated June 15, 2012, or as subsequently amended, which provide information that you should know about the Dunham Appreciation & Income Fund before investing and should be retained for future reference. These documents are available upon request and without charge by calling the Dunham Funds at (888) 3DUNHAM (338-6426).

Supplement dated August 31, 2012